UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-07391

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: October 31, 2012

Date of reporting period: October 31, 2012

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

AllianceBernstein Unconstrained Bond Fund

October 31, 2012

Annual Report

Investment Products Offered

•Are Not FDIC Insured •May Lose Value •Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

December 18, 2012

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Unconstrained Bond Fund (the “Fund”) for the annual reporting period ended October 31, 2012.

Investment Objective and Policies

The Fund’s investment objective is to generate income consistent with preservation of capital. The Fund invests, under normal circumstances, at least 80% of its net assets in fixed-income securities and derivatives related to fixed-income securities. The Fund employs a dynamic risk allocation, meaning that the Fund’s risk profile may vary significantly over time based upon market conditions. The Fund invests in a portfolio of fixed-income securities of U.S. and non-U.S. companies and U.S. and non-U.S. Government securities and supranational entities, including lower-rated securities.

The Fund may invest in debt securities with a range of maturities from short- to long-term. The Fund expects that its average portfolio duration will vary normally from negative 3 years to positive 7 years, depending upon AllianceBernstein L.P.’s (the “Adviser’s”) forecast of interest rates and assessment of market risks generally. Duration is a measure of a fixed-income security’s sensitivity to changes in interest rates. The value of a fixed-income security with positive duration will decline if interest rates increase. Conversely, the value of a fixed-income security with negative duration will increase as interest rates increase. The Fund will seek to achieve negative duration through the use of derivatives, such as futures and total return swaps. The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Fund’s other holdings.

The Fund typically maintains at least 50% of its net assets in investment grade securities. The Fund may invest up to 50% of its net assets in below investment grade securities, such as corporate high-yield fixed-income securities, sovereign debt obligations and fixed-income securities of issuers located in emerging markets. The Fund may also invest in mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities, variable, floating, and inverse floating rate instruments and preferred stock, and may use other investment techniques. The Fund may make short sales of securities or currencies or maintain a short position. The Fund may use borrowings or other leverage for investment purposes. The Fund intends, among other things, to enter into transactions such as reverse repurchase agreements and dollar rolls. The Fund may invest, without limit, in derivatives, such as options, futures, forwards, or swaps.

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	1

Investment Results

The table on page 6 shows the Fund’s performance compared with its benchmark, the Bank of America Merrill Lynch (“BofA ML”) 3-Month U.S. T-Bill Index, for the six- and 12-month periods ended October 31, 2012.

The Fund provided positive absolute returns and outperformed the benchmark for both periods, before sales charges, as fixed-income assets benefited from a lower interest rate environment and a decline in yields. For both periods, exposure to spread product, specifically emerging market debt, asset-backed securities, non-agency mortgages, investment-grade and high yield corporates, as well as bank loans, all contributed positively. Exposure to commercial mortgage-backed securities was a significant positive for the 12-month period. UK inflation-linked securities were a detractor for both periods, as inflation remained relatively subdued in that country. Exposure to European government securities detracted for the 12-month period, as the sovereign debt crisis impacted that region during the period. U.S. interest rate exposure was a significant positive, as Treasury yields reached historic lows, resulting in strong absolute returns. During both periods, the Fund utilized Treasury futures and interest rate swaps in order to manage overall duration and yield curve positioning, which had a positive impact on performance.

As part of the Fund’s credit position, credit default swaps were utilized for hedging and investment purposes, which contributed positively for both periods. The Fund also utilized currency forwards for hedging back currency on non-U.S. dollar positions and to manage the Fund’s overall currency exposure; for both periods, currency positioning was positive with both a short position in the Japanese yen and long position in the New Zealand dollar contributing. Options were utilized during both periods for hedging and investment purposes, which had an immaterial impact on performance. Total return swaps and variance swaps were utilized for investment purposes, which had a positive impact on performance during both periods.

Market Review and Investment Strategy

Volatility continued throughout the 12-month period ended October 31, 2012, as global markets remained highly correlated with ongoing European debt sentiment and perceptions of the overall health of the global economy. The swings between “risk on” and “risk off” throughout the period reflected uncertainty created by the protracted sovereign debt crisis in Europe, a looming fiscal policy crisis in the U.S., and questions as to whether emerging market economies, such as China and Brazil, were heading for a hard or soft economic landing.

Investor confidence improved in the first quarter of 2012, after the European Central Bank (“ECB”) took decisive moves to stem the euro area crisis and after signs of improving economic momentum, particularly in the U.S., buoyed markets. In the second quarter of 2012, however, the pendulum swung back to “risk off” as

2	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

the European debt crisis intensified, growth in China moderated and the pace of U.S. economic growth showed signs of slowing. Government yields fell significantly, with U.S. Treasury and German bund yields setting new record lows.

Toward the end of the 12-month period, global risk aversion eased and markets swung once again to “risk on,” prompted by positive central bank policy initiatives. The ECB announced a bond purchase program to support financial market stability in the euro area, while yields on 10-year

European government bonds, including those of countries at the center of the sovereign debt crisis, fell. In the U.S., a third round of quantitative easing by the Federal Reserve was also positive for broad market sentiment. Federal Reserve officials indicated that the current low interest rate regime would likely last until the middle of 2015; previously, it had been expected to run until the end of 2014. For the 12-month period, government securities generally underperformed risk assets, which gained in value and corporate bond spreads narrowed.

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	3

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged BofA ML® 3-Month U.S. T-Bill Index does not reflect fees and expenses associated with the active management of a fund portfolio. The BofA ML 3-Month U.S. T-Bill Index measures the performance of Treasury securities maturing in 90 days. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment-Grade Securities: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Prepayment Risk: The value of mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early payments of principal on some mortgage-related securities may occur during periods of falling mortgage

(Disclosures, Risks and Note about Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

interest rates and expose the Fund to a lower rate of return upon reinvestment of principal. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Fund may not be able to realize the rate of return it expected.

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	5

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED OCTOBER 31, 2012	NAV Returns
	6 Months	12 Months
AllianceBernstein Unconstrained Bond Fund†
Class A	3.32%	10.49%

Class B*	3.20%	9.85%

Class C	3.20%	9.99%

Advisor Class**	3.62%	10.86%

Class R**	3.41%	10.37%

Class K**	3.51%	10.58%

Class I**	3.64%	11.02%

BofA ML 3-Month U.S. T-Bill Index	0.06%	0.08%

†      Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the performance of all share classes of the Fund for the 12-month period ended October 31, 2012 by 0.01%.

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

**  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE FUND

10/31/02 TO 10/31/12

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Unconstrained Bond Fund Class A shares (from 10/31/02 to 10/31/12) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2012
	NAV Returns	SEC Returns	SEC Yields*

Class A Shares			0.31%
1 Year	10.49%	5.79%
5 Years	3.39%	2.50%
10 Years	6.13%	5.68%

Class B Shares			-0.41%
1 Year	9.85%	5.85%
5 Years	2.70%	2.70%
10 Years(a)	5.70%	5.70%

Class C Shares			-0.36%
1 Year	9.99%	8.99%
5 Years	2.72%	2.72%
10 Years	5.41%	5.41%

Advisor Class Shares‡			0.62%
1 Year	10.86%	10.86%
5 Years	3.71%	3.71%
10 Years	6.46%	6.46%

Class R Shares‡			0.08%
1 Year	10.37%	10.37%
5 Years	3.24%	3.24%
Since Inception†	4.01%	4.01%

Class K Shares‡			0.39%
1 Year	10.58%	10.58%
5 Years	3.54%	3.54%
Since Inception†	4.30%	4.30%

Class I Shares‡			0.65%
1 Year	11.02%	11.02%
5 Years	3.76%	3.76%
Since Inception†	4.58%	4.58%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.44%, 2.21%, 2.15%, 1.14%, 1.84%, 1.50% and 1.17% for Class A, Class B, Class C, Advisor, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios exclusive of interest expense to 0.90%, 1.60%, 1.60%, 0.60%, 1.10%, 0.85% and 0.60% for Class A, Class B, Class C, Advisor, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend through January 31, 2013 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended October 31, 2012.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

‡	These share classes are offered at NAV to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception date for Class R, Class K and Class I shares is listed below.

†	Inception date: 3/1/05.

See Disclosures, Risks and Note about Historical Performance on page 4-5.

(Historical Performance continued on next page)

8	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 31, 2012)
SEC Returns

Class A Shares
1 Year	4.76%
5 Years	2.56%
10 Years	5.77%

Class B Shares
1 Year	4.67%
5 Years	2.77%
10 Years(a)	5.78%

Class C Shares
1 Year	7.81%
5 Years	2.78%
10 Years	5.50%

Advisor Class Shares‡
1 Year	9.80%
5 Years	3.76%
10 Years	6.54%

Class R Shares‡
1 Year	9.35%
5 Years	3.30%
Since Inception†	4.05%

Class K Shares‡
1 Year	9.44%
5 Years	3.60%
Since Inception†	4.35%

Class I Shares‡
1 Year	9.87%
5 Years	3.83%
Since Inception†	4.63%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

‡	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception date for Class R, Class K and Class I shares is listed below.

†	Inception date: 3/1/05.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	9

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,033.20	$4.65	0.91%
Hypothetical**	$1,000	$1,020.56	$4.62	0.91%
Class B
Actual	$1,000	$1,032.00	$8.27	1.62%
Hypothetical**	$1,000	$1,016.99	$8.21	1.62%
Class C
Actual	$1,000	$1,032.00	$8.22	1.61%
Hypothetical**	$1,000	$1,017.04	$8.16	1.61%
Advisor Class
Actual	$1,000	$1,036.20	$3.12	0.61%
Hypothetical**	$1,000	$1,022.07	$3.10	0.61%
Class R
Actual	$1,000	$1,034.10	$5.68	1.11%
Hypothetical**	$1,000	$1,019.56	$5.63	1.11%
Class K
Actual	$1,000	$1,035.10	$4.50	0.88%
Hypothetical**	$1,000	$1,020.71	$4.47	0.88%
Class I
Actual	$1,000	$1,036.40	$3.12	0.61%
Hypothetical**	$1,000	$1,022.07	$3.10	0.61%
*	Expenses are equal to the classes’ annualized expense ratios, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

10	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Fund Expenses

PORTFOLIO SUMMARY

October 31, 2012 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $97.0

*	All data are as of October 31, 2012. The Fund’s security type breakdown is expressed as a percentage of total investment and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” security type weightings represent 0.1% or less in the following security types: Asset-Backed Securities, Bank Loans, Common Stocks, Local Governments – Municipal Bonds and Options Purchased – Puts.

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	11

Portfolio Summary

PORTFOLIO SUMMARY

October 31, 2012 (unaudited)

*	All data are as of October 31, 2012. The Fund’s country breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.2% or less in the following countries: Canada, Czech Republic, Dominican Republic, Ireland, Italy, Japan, Malaysia, Netherlands, South Africa and Sweden.

12	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Portfolio Summary

PORTFOLIO OF INVESTMENTS

October 31, 2012

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS - TREASURIES – 55.5%
France – 5.1%
France Government Bond OAT 4.00%, 10/25/13	EUR	3,650	$4,912,171

Mexico – 5.0%
Mexican Bonos Series MI10 9.00%, 12/20/12	MXN	63,500	4,875,543

New Zealand – 0.9%
New Zealand Government Bond Series 521 6.00%, 5/15/21	NZD	850	837,645

United Kingdom – 6.5%
United Kingdom Gilt 8.00%, 9/27/13	GBP	3,650	6,300,557

United States – 38.0%
U.S. Treasury Notes
0.125%, 7/31/14	U.S.$	10,000	9,973,440
0.50%, 7/31/17		10,000	9,916,410
1.375%, 1/15/13(a)		17,000	17,042,500

			36,932,350

Total Governments - Treasuries (cost $53,664,271)			53,858,266

CORPORATES - INVESTMENT GRADES – 13.9%
Industrial – 6.8%
Basic – 1.1%
AngloGold Ashanti Holdings PLC 5.375%, 4/15/20		115	121,035
ArcelorMittal 6.125%, 6/01/18		225	224,254
Dow Chemical Co. (The) 7.60%, 5/15/14		91	100,326
International Paper Co. 9.375%, 5/15/19		160	220,220
Lubrizol Corp. 8.875%, 2/01/19		155	218,583
PPG Industries, Inc. 5.75%, 3/15/13		220	224,088

			1,108,506

Capital Goods – 0.6%
CRH Finance Ltd. 7.375%, 5/28/14	EUR	120	170,434

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	13

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Republic Services, Inc. 5.25%, 11/15/21	U.S.$	200	$239,094
Tyco International Finance SA 8.50%, 1/15/19		150	197,444

			606,972

Communications - Media – 0.9%
BSKYB Finance UK PLC 5.625%, 10/15/15(b)		225	255,611
Comcast Corp. 5.30%, 1/15/14		180	190,197
Reed Elsevier Capital, Inc. 7.75%, 1/15/14		215	232,656
Time Warner Cable, Inc. 7.50%, 4/01/14		150	164,050

			842,514

Communications - Telecommunications – 1.0%
American Tower Corp. 5.05%, 9/01/20		140	157,317
Bell Canada 4.85%, 6/30/14	CAD	195	204,955
British Telecommunications PLC 8.50%, 12/07/16(c)	GBP	100	201,952
Koninklijke KPN NV 5.00%, 11/13/12	EUR	130	168,665
United States Cellular Corp. 6.70%, 12/15/33	U.S.$	275	288,250

			1,021,139

Consumer Cyclical - Automotive – 0.4%
Daimler Finance North America LLC 6.50%, 11/15/13		160	169,500
Volvo Treasury AB 5.95%, 4/01/15(b)		190	208,065

			377,565

Consumer Cyclical - Other – 0.4%
Carnival PLC 4.25%, 11/27/13	EUR	140	187,090
Marriott International, Inc./DE Series J 5.625%, 2/15/13	U.S.$	185	187,351

			374,441

Consumer Cyclical - Retailers – 0.3%
CVS Caremark Corp. 6.60%, 3/15/19		85	109,677
Nordstrom, Inc. 6.25%, 1/15/18		180	216,917

			326,594

14	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Non-Cyclical – 0.3%
Altria Group, Inc. 9.25%, 8/06/19	U. S.$	51	$71,970
Bunge Ltd. Finance Corp. 5.10%, 7/15/15		154	165,700
Newell Rubbermaid, Inc. 5.50%, 4/15/13		32	32,633
Whirlpool Corp. 8.60%, 5/01/14		20	22,166

			292,469

Energy – 0.8%
Anadarko Petroleum Corp. 5.95%, 9/15/16		34	39,495
Hess Corp. 8.125%, 2/15/19		35	46,645
Nabors Industries, Inc. 9.25%, 1/15/19		160	214,673
Noble Energy, Inc. 8.25%, 3/01/19		153	203,026
Noble Holding International Ltd. 4.90%, 8/01/20		15	17,249
Weatherford International Ltd./Bermuda 5.15%, 3/15/13		225	228,217

			749,305

Technology – 0.5%
Agilent Technologies, Inc. 5.00%, 7/15/20		28	32,413
Motorola Solutions, Inc. 7.50%, 5/15/25		181	242,176
Xerox Corp. 8.25%, 5/15/14		165	182,410

			456,999

Transportation - Airlines – 0.2%
Southwest Airlines Co.
5.25%, 10/01/14		90	96,254
5.75%, 12/15/16		70	79,523

			175,777

Transportation - Railroads – 0.2%
CSX Corp. 7.375%, 2/01/19		149	190,553

Transportation - Services – 0.1%
Ryder System, Inc. 7.20%, 9/01/15		71	81,863

			6,604,697

Financial Institutions – 5.2%
Banking – 2.4%
ANZ Capital Trust III 0.912%, 12/15/53(d)	EUR	210	247,422

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	15

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Bank of Scotland PLC 5.625%, 5/23/13	EUR	120	$159,784
Capital One Financial Corp. 7.375%, 5/23/14	U.S.$	170	186,668
Citigroup, Inc. 5.50%, 4/11/13		185	188,898
Deutsche Bank AG/London 4.875%, 5/20/13		181	185,354
Goldman Sachs Group, Inc. (The) 6.00%, 6/15/20		165	193,719
Macquarie Group Ltd. 7.625%, 8/13/19(b)		115	135,849
Morgan Stanley 5.50%, 7/24/20		175	193,180
National Australia Bank Ltd. 3.75%, 3/02/15(b)		90	95,609
Societe Generale SA 2.50%, 1/15/14(b)		180	180,990
Standard Chartered Bank 5.875%, 9/26/17(b)	EUR	100	146,831
UBS AG/Stamford CT 5.875%, 7/15/16	U.S.$	195	218,335
Wachovia Corp. 5.50%, 5/01/13		175	179,313

			2,311,952

Brokerage – 0.1%
Jefferies Group, Inc. 6.875%, 4/15/21		70	76,475

Finance – 0.2%
General Electric Capital Corp. 4.80%, 5/01/13		225	229,650

Insurance – 2.0%
Aetna, Inc. 6.75%, 12/15/37		257	349,003
Allied World Assurance Co. Ltd. 5.50%, 11/15/20		180	200,393
Allstate Corp. (The) 6.125%, 5/15/37		90	93,263
CIGNA Corp. 5.125%, 6/15/20		90	104,412
Coventry Health Care, Inc. 6.125%, 1/15/15		20	21,975
Genworth Financial, Inc. 6.515%, 5/22/18		230	240,163
Humana, Inc. 6.30%, 8/01/18		25	29,513
6.45%, 6/01/16		20	22,819
7.20%, 6/15/18		180	222,805

16	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Lincoln National Corp. 8.75%, 7/01/19	U.S.$	47	$62,237
Markel Corp. 7.125%, 9/30/19		60	72,880
Marsh & McLennan Cos., Inc. 5.375%, 7/15/14		1	1,074
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(b)		165	239,193
Prudential Financial, Inc. 6.20%, 1/15/15		135	148,712
Series D 7.375%, 6/15/19		25	32,109
WellPoint, Inc. 5.875%, 6/15/17		20	23,683
7.00%, 2/15/19		45	57,338

			1,921,572

REITS – 0.5%
Digital Realty Trust LP 5.25%, 3/15/21		250	282,704
Health Care REIT, Inc. 4.95%, 1/15/21		180	199,582

			482,286

			5,021,935

Utility – 1.4%
Electric – 0.7%
Constellation Energy Group, Inc. 5.15%, 12/01/20		180	211,562
Nisource Finance Corp. 6.15%, 3/01/13		80	81,340
Ohio Power Co. Series F 5.50%, 2/15/13		118	119,636
PPL Energy Supply LLC 6.50%, 5/01/18		180	213,516
TECO Finance, Inc. 5.15%, 3/15/20		55	64,396

			690,450

Natural Gas – 0.7%
DCP Midstream LLC 9.75%, 3/15/19(b)		155	202,713
Energy Transfer Partners LP 6.125%, 2/15/17		225	263,417
EQT Corp. 8.125%, 6/01/19		35	43,877
Spectra Energy Capital LLC 8.00%, 10/01/19		170	227,222

			737,229

			1,427,679

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	17

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Non Corporate Sectors – 0.5%
Agencies - Not Government Guaranteed – 0.5%
Gazprom OAO Via Gaz Capital SA 6.212%, 11/22/16(b)	U.S.$	416	$463,516

Total Corporates - Investment Grades (cost $12,127,406)			13,517,827

INFLATION-LINKED SECURITIES – 3.5%
United Kingdom – 3.5%
United Kingdom Gilt Inflation Linked Series 3MO 1.25%, 11/22/17 (cost $3,270,482)	GBP	1,819	3,356,402

CORPORATES - NON-INVESTMENT GRADES – 1.9%
Industrial – 1.4%
Basic – 0.3%
Weyerhaeuser Co. 7.375%, 3/15/32	U.S.$	204	259,656

Capital Goods – 0.3%
Ardagh Glass Finance PLC 7.125%, 6/15/17(b)	EUR	112	145,895
Case New Holland, Inc. 7.875%, 12/01/17	U.S.$	128	150,400

			296,295

Communications - Media – 0.1%
CCO Holdings LLC/CCO Holdings Capital Corp.
7.875%, 4/30/18		24	25,920
8.125%, 4/30/20		8	9,000
Ziggo Bond Co. BV 8.00%, 5/15/18(b)	EUR	85	120,914

			155,834

Communications - Telecommunications – 0.4%
Sunrise Communications International SA 7.00%, 12/31/17(b)		100	139,012
Wind Acquisition Finance SA 7.25%, 2/15/18(b)	U.S.$	200	195,000
Windstream Corp. 7.875%, 11/01/17		55	61,256

			395,268

18	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Non-Cyclical – 0.3%
ARAMARK Corp. 3.813%, 2/01/15(d)		200	$199,750
HCA, Inc. 7.58%, 9/15/25		65	65,000

			264,750

			1,371,803

Financial Institutions – 0.5%
Banking – 0.3%
Barclays Bank PLC 4.75%, 3/15/20	EUR	160	132,726
National Westminster Bank PLC 2.368%, 1/05/13(d)		200	176,276

			309,002

Brokerage – 0.2%
Lehman Brothers Holdings
Zero Coupon, 5/25/10(d)(e)	U.S.$	435	96,244
Zero Coupon, 1/12/12(e)		440	97,350

			193,594

			502,596

Total Corporates – Non-Investment Grades (cost $1,938,267)			1,874,399

MORTGAGE PASS-THROUGHS – 1.5%
Agency Fixed Rate 30-Year – 1.5%
Federal National Mortgage Association
Series 2008
6.00%, 5/01/38		826	918,282
Series 2010
6.00%, 2/01/40		507	562,747

Total Mortgage Pass-Throughs (cost $1,443,239)			1,481,029

GOVERNMENTS - SOVEREIGN AGENCIES – 1.5%
Denmark – 0.7%
Finance for Danish Industry 2.125%, 3/21/13	EUR	500	652,741

South Korea – 0.8%
Export-Import Bank of Korea 6.60%, 11/04/13(b)	IDR	7,720,000	778,414

Total Governments - Sovereign Agencies (cost $1,540,725)			1,431,155

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	19

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

EMERGING MARKETS - SOVEREIGNS – 0.6%
Hungary – 0.6%
Hungary Government International Bond 6.375%, 3/29/21 (cost $506,641)	U.S.$	510	$568,038

COLLATERALIZED MORTGAGE OBLIGATIONS – 0.4%
Non-Agency Floating Rate – 0.3%
Greenpoint Mortgage Funding Trust Series 2006-AR2, Class 4A1 2.148%, 3/25/36(d)		336	251,488

Non-Agency Fixed Rate – 0.1%
Countrywide Alternative Loan Trust Series 2006-OA7, Class 1A1 2.092%, 6/25/46		244	137,841

Total Collateralized Mortgage Obligations (cost $586,377)			389,329

EMERGING MARKETS - TREASURIES – 0.2%
Dominican Republic – 0.2%
Dominican Republic 15.95%, 6/04/21(b) (cost $205,478)	DOP	8,000	241,196

QUASI-SOVEREIGNS – 0.2%
Quasi-Sovereign Bonds – 0.2%
Malaysia – 0.2%
Petronas Capital Ltd. 5.25%, 8/12/19(b) (cost $190,774)	U.S.$	190	227,498

COMMERCIAL MORTGAGE-BACKED SECURITY – 0.2%
Non-Agency Floating Rate CMBS – 0.2%
Credit Suisse Mortgage Capital Certificates Series 2006-TF2A, Class SVD 0.684%, 10/15/21(b)(d) (cost $190,000)		190	180,502

EMERGING MARKETS – CORPORATE BONDS – 0.2%
Industrial – 0.2%
Basic – 0.1%
Severstal OAO Via Steel Capital SA 9.75%, 7/29/13(b)		100	105,550

20	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Communications - Media – 0.1%
Central European Media Enterprises Ltd. 11.625%, 9/15/16(b)	EUR	50	$66,752

Total Emerging Markets - Corporate Bonds (cost $171,969)			172,302

		Shares
PREFERRED STOCKS – 0.2%
Financial Institutions – 0.2%
Banking – 0.2%
Zions Bancorporation 9.50% (cost $108,204)		6,200	165,168

		Contracts
OPTIONS PURCHASED - PUTS – 0.2%
Options on Forward Contracts – 0.2%
JPY/USD Expiration: Apr 2013, Exercise Price: JPY 80.35(e)(f) (cost $293,712)		755,290,000	160,945

		Principal Amount (000)
ASSET-BACKED SECURITIES – 0.1%
Home Equity Loans - Floating Rate – 0.1%
Bear Stearns Asset Backed Securities Trust Series 2007-HE3, Class M1 0.661%, 4/25/37(d)(g)	U.S.	$175	3,825
HSBC Home Equity Loan Trust Series 2006-1, Class M1 0.491%, 1/20/36(d)		123	114,346
Option One Mortgage Loan Trust Series 2007-2, Class M1 0.571%, 3/25/37(d)(g)		78	198

			118,369

Home Equity Loans - Fixed Rate – 0.0%
Nationstar NIM Trust Series 2007-A, Class A 9.79%, 3/25/37(h)(i)		3	– 0	–

Total Asset-Backed Securities (cost $379,445)			118,369

LOCAL GOVERNMENTS - MUNICIPAL BONDS – 0.1%
United States – 0.1%
Alameda Corridor Trnsp Auth CA NPFGC 6.60%, 10/01/29 (cost $114,251)		100	110,324

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	21

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

BANK LOANS – 0.0%
Industrial – 0.0%
Consumer Cyclical - Other – 0.0%
November 2005 Land Investors, LLC (North Las Vegas Consortium) 7.25%, 4/30/10(d)(g)(h)(j) (cost $511,237)	U.S.$	519	$	– 0	–

		Shares
COMMON STOCKS – 0.0%
Abitibibowater, Inc.(g)(h) (cost $0)		275,000		– 0	–

SHORT-TERM INVESTMENTS – 60.5%
Investment Companies – 13.1%
AllianceBernstein Fixed-Income Shares, Inc. - Government STIF Portfolio, 0.15%(k) (cost $12,724,847)		12,724,847		12,724,847

		Principal Amount (000)
U.S. Treasury Bill – 47.4%
U.S. Treasury Bill Zero Coupon, 11/23/12-1/10/13 (cost $45,993,588)	U.S.$	46,000		45,994,446

Total Short-Term Investments (cost $58,718,435)				58,719,293

Total Investments – 140.7% (cost $135,960,913)				$136,572,042
Other assets less liabilities – (40.7)%				(39,537,862)

Net Assets – 100.0%				$97,034,180

FUTURES CONTRACTS (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at October 31, 2012	Unrealized Appreciation/ (Depreciation)
Sold Contracts
Australian 10 Yr Bond	6	December 2012	$776,208	$780,471	$(4,263)
U.S. 5 Yr Note Futures	28	December 2012	3,475,282	3,479,000	(3,718)
U.S. Long Bond Futures	8	December 2012	1,194,000	1,194,500	(500)

					$(8,481)

22	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Portfolio of Investments

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Capital Inc.	CHF	820	USD	886	11/07/12	$5,254
Barclays Capital Inc.	USD	878	NOK	4,990	11/07/12	(3,290)
Barclays Capital Inc.	USD	878	SEK	5,760	11/07/12	(9,495)
Barclays Capital Inc.	EUR	2,021	USD	2,607	12/14/12	(13,924)
Brown Brothers Harriman & Co.	MXN	1,174	USD	89	12/14/12	161
Brown Brothers Harriman & Co.	NZD	978	USD	800	12/14/12	(1,850)
Brown Brothers Harriman & Co.	USD	132	AUD	128	12/14/12	333
Brown Brothers Harriman & Co.	USD	123	JPY	9,800	12/14/12	(399)
Brown Brothers Harriman & Co.	USD	30	ZAR	262	12/14/12	63
Citibank, NA	MXN	65,183	USD	4,853	12/26/12	(97,262)
Credit Suisse First Boston	JPY	68,960	USD	882	11/07/12	18,201
Deutsche Bank	GBP	540	USD	877	11/07/12	5,871
Deutsche Bank	USD	876	CAD	850	11/07/12	(24,882)
Goldman Sachs	USD	872	AUD	830	11/07/12	(11,165)
Goldman Sachs	USD	876	NZD	1,060	11/07/12	(4,626)
JPMorgan Chase Bank, N.A.	CAD	220	USD	220	12/14/12	(212)
JPMorgan Chase Bank, N.A.	GBP	2,225	USD	3,572	12/14/12	(18,322)
Morgan Stanley	EUR	670	USD	880	11/07/12	11,532
Standard Chartered Bank	IDR	7,149,532	USD	739	12/07/12	(2,194)

						$(146,206)

CURRENCY OPTIONS WRITTEN (see Note D)

Description	Exercise Price		Expiration Date	Contracts		Premiums Received	Market Value
Put – JPY vs. USD	JPY	80.35	4/12/13	JPY	755,290,000	$421,120	$(160,945)

CREDIT DEFAULT SWAPTIONS WRITTEN (see Note D)

Description	Counter- party	Buy/Sell Protection	Strike Rate	Expiration Date	Notional Amount (000)*	Premiums Received	Market Value
Call – CDX NAIG -18 5 Year Index	Barclays Bank PLC	Sell	0.90%	12/19/12	$10,310	$19,589	$(23,023)
Put – CDX NAIG - 18 5 Year Index	Barclays Bank PLC	Sell	1.00	12/19/12	10,310	40,209	(16,770)

						$59,798	$(39,793)

*	Represents original notional which currently trades at a factor of 0.99.

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	23

Portfolio of Investments

CENTRALLY CLEARED SWAP CONTRACTS (see Note D)

				Rate Type
Broker/ (Exchange)	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
CitiGroup Global Markets Inc./(LCH.Clearnet)	GBP	2,390	9/27/22	1.90%	6 Month LIBOR	$7,924
CitiGroup Global Markets Inc./(LCH.Clearnet)		1,100	9/27/42	6 Month LIBOR	2.96%	(4,001)

						$3,923

INTEREST RATE SWAP CONTRACTS (see Note D)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC		$51,000	8/22/14	0.50%	3 Month LIBOR	$(117,952)
Citibank, NA	JPY	3,850,000	7/23/14	0.30%	6 Month LIBOR	(21,897)
Citibank, NA		377,500	8/1/16	0.51%	6 Month LIBOR	(43,840)
Citibank, NA	GBP	1,490	9/19/22	1.95%	6 Month LIBOR	(7,386)
Citibank, NA		690	9/19/42	6 Month LIBOR	3.00%	8,527
Credit Suisse International		$10,000	8/15/17	0.90%	3 Month LIBOR	(67,387)
Deutsche Bank AG	GBP	1,870	7/6/14	6 Month LIBOR	0.93%	7,706
Deutsche Bank AG		$10,000	8/15/14	0.47%	3 Month LIBOR	(17,985)
Deutsche Bank AG	GBP	1,950	8/16/14	6 Month LIBOR	0.88%	8,102
Deutsche Bank AG		3,110	7/6/17	1.14%	6 Month LIBOR	(27,600)
Deutsche Bank AG		3,250	8/16/17	1.21%	6 Month LIBOR	(46,008)
Deutsche Bank AG		$2,150	10/30/17	0.86%	3 Month LIBOR	(4,963)
Deutsche Bank AG	GBP	1,240	7/6/22	6 Month LIBOR	2.00%	22,867
Deutsche Bank AG		1,300	8/16/22	6 Month LIBOR	2.10%	40,721
Goldman Sachs International		$16,100	9/12/14	3 Month LIBOR	0.40%	5,753
Goldman Sachs International		27,400	9/12/17	0.80%	3 Month LIBOR	(27,047)
Goldman Sachs International		4,900	9/17/17	0.81%	3 Month LIBOR	(6,655)

24	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Portfolio of Investments

Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Goldman Sachs International		$11,300	9/12/22	3 Month LIBOR	1.75%	$69,242
JPMorgan Chase Bank, NA		650	4/20/20	3.74%	3 Month LIBOR	(114,715)
JPMorgan Chase Bank, NA		950	4/26/20	3.77%	3 Month LIBOR	(169,839)
Morgan Stanley Capital Services LLC	GBP	1,880	7/19/14	6 Month LIBOR	0.85%	4,454
Morgan Stanley Capital Services LLC		3,110	7/19/17	1.07%	6 Month LIBOR	(11,694)
Morgan Stanley Capital Services LLC		1,230	7/19/22	6 Month LIBOR	1.92%	6,566

						$(511,030)

CREDIT DEFAULT SWAP CONTRACTS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at October 31, 2012	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Bank of America, NA:
Republic of Korea, 4.875% 9/22/14, 12/20/16*	(1.00)%	0.49%	$4,700	$(104,423)	$188,309	$(292,732)
Barclays Bank PLC:
United Mexican States, 5.95%, 3/19/19, 12/20/17*	(1.00)	1.00	1,060	(1,156)	(1,050)	(106)
Citibank, NA:
CDX-NAHY-19 5 Year Index, 12/20/17*	(5.00)	5.17	2,430	2,532	7,459	(4,927)
Federative Republic of Brazil, 12.25%, 3/06/30, 12/20/17*	(1.00)	1.11	7,050	32,052	27,797	4,255
Federative Republic of Brazil, 12.25%, 3/06/30, 12/20/17*	(1.00)	1.11	1,060	4,819	4,707	112
France Government Bond Oat, 4.25%, 4/25/19, 12/20/17*	(0.25)	0.69	4,700	103,397	230,098	(126,701)
United Kingdom Gilt, 4.25%, 6/07/32, 12/20/17*	(1.00)	0.27	9,270	(357,031)	(208,559)	(148,472)
United Mexican States, 5.95%, 3/19/12, 12/20/17*	(1.00)	1.00	7,020	(7,656)	(17,377)	9,721

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	25

Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at October 31, 2012	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Credit Suisse International:
Black & Decker Corp., 5.75% 11/15/16, 6/20/16*	(1.00)%	0.27%	$500	$(13,763)	$(12,302)	$(1,461)
BPB Ltd., 4.75%, 4/11/17, 6/20/16*	(1.00)	0.56	500	(8,392)	(7,842)	(550)
Hershey Co., 6.95% 8/15/12, 6/20/16*	(1.00)	0.29	500	(13,336)	(10,274)	(3,062)
Svenska Handelsbanken AB, 5.125% 3/30/20, 6/20/16*	(1.00)	0.60	500	(7,532)	(9,844)	2,312
Deutsche Bank AG:
Freeport-McMoran Corp., 9.50% 6/1/31, 6/20/16*	(1.00)	0.26	500	(13,968)	(15,374)	1,406
Kingdom of Thailand, 7.07% 9/30/13, 9/20/16*	(1.00)	0.64	9,350	(135,862)	212,261	(348,123)
Republic of Korea, 4.875% 9/22/14, 9/20/16*	(1.00)	0.44	2,300	(51,386)	5,369	(56,755)
Morgan Stanley Capital Services, Inc.:
Coca-Cola Co., 3.150% 11/15/20, 6/20/16*	(1.00)	0.31	500	(13,040)	(12,138)	(902)
Republic of Korea, 4.875% 9/22/14, 9/20/16*	(1.00)	0.44	2,350	(52,503)	4,122	(56,625)
Target Corp., 5.375% 5/1/17, 6/20/16*	(1.00)	0.27	500	(13,696)	(9,508)	(4,188)

Sale Contracts
Bank of America, NA:
CDX-NAHY-18 5 Year Index, 6/20/17*	5.00	4.92	2,178	19,511	(34,239)	53,750
Republic of China, 4.75% 10/29/13, 12/20/16*	1.00	0.49	4,700	104,301	(112,521)	216,822
Citibank, NA:
CDX EM-18 5 Year Index, 12/20/17*	5.00	2.29	8,950	1,179,371	1,231,476	(52,105)
CDX NAHY-18 5 Year Index, 6/20/17*	5.00	4.92	5,118	45,472	(181,937)	227,409
CDX NAHY-18 5 Year Index, 6/20/17*	5.00	4.92	1,614	14,310	(101,845)	116,155
CDX NAIG-19 5 Year Index, 12/20/17*	1.00	0.99	12,150	18,658	7,451	11,207

26	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at October 31, 2012	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG:
Repubic of China, 4.75% 10/29/13, 9/20/16*	1.00	0.44	9,300	207,722	49,249	158,473
Morgan Stanley Capital Services, Inc.:
CDX NAIG-19 5 Year Index, 12/20/17*	1.00	0.99	5,800	8,907	702	8,205
CDX NAIG-19 5 Year Index, 12/20/17*	1.00	0.99	14,070	21,607	25,893	(4,286)
Republic of China, 4.75% 10/29/13, 9/20/16*	1.00	0.44	4,700	104,978	24,924	80,054

				$1,073,893	$1,285,007	$(211,114)

*	Termination date

TOTAL RETURN SWAP CONTRACTS (see Note D)

Receive/ Pay Total Return on Reference Index	Index	# of Shares or Units	Rate Paid by the Fund	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)

Total Return on Reference Index
Receive	Barclays Capital US Agg Total Return Value Unhedged USD Index	2,542	1 Month LIBOR	$4,590	11/30/12	Barclays Bank PLC	$8,803
Receive	Barclays Capital US Agg Total Return Value Unhedged USD Index	21,369	1 Month LIBOR Plus 0.14%	38,700	12/5/12	Barclays Bank PLC	73,843
Receive	Barclays Capital US Inflation Linked Bonds 1 to 10 Year Index	44,626	1 Month LIBOR Minus 0.01%	11,570	12/6/12	Barclays Bank PLC	83,973

							$166,619

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	27

Portfolio of Investments

(a)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding. The aggregate market value of these securities amounted to $791,975.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2012, the aggregate market value of these securities amounted to $4,129,110 or 4.3% of net assets.

(c)	Variable rate coupon, rate shown as of October 31, 2012.

(d)	Floating Rate Security. Stated interest rate was in effect at October 31, 2012.

(e)	Non-income producing security.

(f)	One contract relates to 1 share.

(g)	Illiquid security.

(h)	Fair valued by the Adviser.

(i)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security, which represents 0.00% of net assets as of October 31, 2012, is considered illiquid and restricted.

Restricted Securities	Acquisition Date	Cost	Market Value			Percentage of Net Assets
Nationstar NIM Trust Series 2007-A, Class A 9.79%, 3/25/37	4/04/07	$3,301	$	– 0	–	0.00%

(j)	Security is in default and is non-income producing.
(k)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD – Australian Dollar

CAD – Canadian Dollar

CHF – Swiss Franc

DOP – Dominican Peso

EUR – Euro

GBP – Great British Pound

IDR – Indonesian Rupiah

JPY – Japanese Yen

MXN – Mexican Peso

NOK – Norwegian Krone

NZD – New Zealand Dollar

SEK – Swedish Krona

USD – United States Dollar

ZAR – South African Rand

Glossary:

CBT – Chicago Board of Trade

CDX-EM – Emerging Market Credit Default Swap Index

CDX-NAHY – North American High Yield Credit Default Swap Index

CDX-NAIG – North American Investment Grade Credit Default Swap Index

CMBS – Commercial Mortgage-Backed Securities

LIBOR – London Interbank Offered Rates

NPFGC – National Public Finance Guarantee Corporation

REIT – Real Estate Investment Trust

See notes to financial statements.

28	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

October 31, 2012

Assets
Investments in securities, at value Unaffiliated issuers (cost $123,236,066)	$123,847,195
Affiliated issuers (cost $12,724,847)	12,724,847
Cash	7,203
Cash collateral held at broker	1,533,607	(a)
Foreign currencies, at value (cost $37,990)	37,998
Upfront premiums paid on credit default swap contracts	2,019,817
Receivable for capital stock sold	998,856
Unrealized appreciation of credit default swap contracts	889,881
Dividends and interest receivable	707,311
Receivable for terminated credit default and total return swaps	304,380
Unrealized appreciation of interest rate swap contracts	173,938
Unrealized appreciation of total return swap contracts	166,619
Unrealized appreciation of forward currency exchange contracts	41,415
Receivable for variation margin on centrally cleared swap contracts	2,932

Total assets	143,455,999

Liabilities
Payable for capital stock redeemed	30,441,892
Payable for investment securities purchased	11,270,895
Unrealized depreciation of credit default swap contracts	1,100,995
Cash collateral received from broker	1,093,000
Upfront premiums received on credit default swap contracts	734,810
Unrealized depreciation of interest rate swap contracts	684,968
Payable for terminated credit default and total return swaps	415,234
Options written, at value (premium received $480,918)	200,738
Unrealized depreciation of forward currency exchange contracts	187,621
Distribution fee payable	25,851
Dividends payable	22,060
Administrative fee payable	21,006
Advisory fee payable	19,083
Payable for variation margin on futures contracts	14,039
Transfer Agent fee payable	2,748
Accrued expenses and other liabilities	186,879

Total liabilities	46,421,819

Net Assets	$97,034,180

Composition of Net Assets
Capital stock, at par	$10,670
Additional paid-in capital	97,404,624
Undistributed net investment income	3,056,283
Accumulated net realized loss on investment and foreign currency transactions	(3,609,645)
Net unrealized appreciation of investments and foreign currency denominated assets and liabilities	172,248

	$97,034,180

(a)	Amount represents margin deposit for options outstanding and margin requirements for centrally cleared swap contracts and open futures contracts outstanding at October 31, 2012.

See notes to financial statements.

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	29

Statement of Assets & Liabilities

Net Asset Value Per Share—21 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$51,930,917	5,710,355	$9.09	*

B	$1,773,957	194,924	$9.10

C	$13,127,758	1,443,107	$9.10

Advisor	$28,989,039	3,187,691	$9.09

R	$1,155,941	127,465	$9.07

K	$46,309	5,088	$9.10

I	$10,259	1,130	$9.08

*	The maximum offering price per share for Class A shares was $9.49 which reflects a sales charge of 4.25%.

See notes to financial statements.

30	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended October 31, 2012

Investment Income
Interest	$2,168,954
Dividends Unaffiliated issuers (net of foreign taxes withheld of $2,193)	38,352
Affiliated issuers	12,351
Other fee income	3,042	$2,222,699

Expenses
Advisory fee (see Note B)	499,523
Distribution fee—Class A	125,323
Distribution fee—Class B	22,538
Distribution fee—Class C	114,166
Distribution fee—Class R	5,199
Distribution fee—Class K	187
Transfer agency—Class A	30,755
Transfer agency—Class B	2,747
Transfer agency—Class C	9,845
Transfer agency—Advisor Class	31,864
Transfer agency—Class R	2,557
Transfer agency—Class K	124
Transfer agency—Class I	4
Audit	115,933
Registration fees	99,139
Custodian	89,591
Administrative	65,274
Directors’ fees	55,227
Printing	50,386
Legal	42,745
Miscellaneous	48,739

Total expenses before interest expense	1,411,866
Interest expense	6,897

Total expenses	1,418,763
Less: expenses waived and reimbursed by the Adviser (see Note B)	(545,026)

Net expenses		873,737

Net investment income		1,348,962

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		(38,309)
Swap contracts		2,623,441
Futures contracts		369,169
Options written		1,088,070
Unfunded loan commitments		(5,250)
Foreign currency transactions		265,372
Net change in unrealized appreciation/depreciation of:
Investments		958,189
Swap contracts		1,812,005
Futures contracts		(17,236)
Options written		845,667
Unfunded loan commitments		23,749
Foreign currency denominated assets and liabilities		399,039

Net gain on investment and foreign currency transactions		8,323,906

Net Increase in Net Assets from Operations		$9,672,868

See notes to financial statements.

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	31

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31, 2012	Year Ended October 31, 2011
Increase (Decrease) in Net Assets from Operations
Net investment income	$1,348,962	$2,958,438
Net realized gain on investment and foreign currency transactions	4,302,493	464,763
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	4,021,413	(2,218,937)

Net increase in net assets from operations	9,672,868	1,204,264
Dividends to Shareholders from
Net investment income
Class A	(515,393)	(1,398,390)
Class B	(13,385)	(80,037)
Class C	(62,489)	(322,093)
Advisor Class	(669,285)	(1,343,685)
Class R	(10,675)	(18,477)
Class K	(1,098)	(4,476)
Class I	(153)	(353)
Capital Stock Transactions
Net increase (decrease)	(11,924,397)	29,306,153
Proceeds from third party regulatory settlement (see Note E)	194	189

Total increase (decrease)	(3,523,813)	27,343,095
Net Assets
Beginning of period	100,557,993	73,214,898

End of period (including undistributed net investment income of $3,056,283 and of $1,548,576, respectively)	$97,034,180	$100,557,993

See notes to financial statements.

32	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

October 31, 2012

NOTE A

Significant Accounting Policies

AllianceBernstein Unconstrained Bond Fund, Inc. (the “Fund”), was incorporated in the State of Maryland on October 25, 1995 and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	33

Notes to Financial Statements

exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and asked prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a

34	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Notes to Financial Statements

three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rates, coupon rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. Centrally cleared interest rate swaps are valued using a pricing model. These securities are classified as Level 2.

Valuations of mortgage-backed or other asset backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset backed securities for which management has collected current observable data through brokers or pricing services are generally categorized within Level 2. Those investments for which current data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices,

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	35

Notes to Financial Statements

these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

Options and warrants are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option or a warrant depends upon the contractual terms of, and specific risks inherent in, the option or warrant as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options will be classified as Level 2. For options or warrants that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options and warrants are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2012:

Investments in Securities	Level 1			Level 2		Level 3			Total
Assets:
Governments – Treasuries	$	– 0	–	$53,858,266		$	– 0	–	$53,858,266
Corporates – Investment Grades		– 0	–	13,517,827			– 0	–	13,517,827
Inflation-Linked Securities		– 0	–	3,356,402			– 0	–	3,356,402
Corporates – Non-Investment Grades		– 0	–	1,874,399			– 0	–	1,874,399
Mortgage Pass-Throughs		– 0	–	1,481,029			– 0	–	1,481,029
Governments – Sovereign Agencies		– 0	–	1,431,155			– 0	–	1,431,155
Emerging Markets – Sovereigns		– 0	–	568,038			– 0	–	568,038
Collateralized Mortgage Obligations		– 0	–	– 0	–		389,329		389,329
Emerging Markets – Treasuries		– 0	–	– 0	–		241,196		241,196
Quasi-Sovereigns		– 0	–	227,498			– 0	–	227,498
Commercial Mortgage-Backed Securities		– 0	–	– 0	–		180,502		180,502
Emerging Markets – Corporate Bonds		– 0	–	172,302			– 0	–	172,302
Preferred Stocks		165,168		– 0	–		– 0	–	165,168
Asset-Backed Securities		– 0	–	– 0	–		118,369		118,369
Local Governments – Municipal Bonds		– 0	–	110,324			– 0	–	110,324
Bank Loans		– 0	–	– 0	–		– 0	–^	– 0	–
Common Stocks		– 0	–	– 0	–		– 0	–^	– 0	–
Options Purchased – Puts		– 0	–	160,945			– 0	–	160,945
Short-Term Investments		12,724,847		45,994,446			– 0	–	58,719,293

Total Investments in Securities		12,890,015		122,752,631			929,396		136,572,042

36	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Notes to Financial Statements

Investments in Securities	Level 1		Level 2		Level 3		Total
Other Financial Instruments*:
Assets
Credit Default Swaps	– 0	–	889,881		– 0	–	889,881
Centrally Cleared Swaps	– 0	–	3,923	†	– 0	–	3,923 †
Interest Rate Swaps	– 0	–	173,938		– 0	–	173,938
Forward Currency Exchange Contracts	– 0	–	41,415		– 0	–	41,415
Total Return Swaps	– 0	–	– 0	–	166,619		166,619
Liabilities
Credit Default Swaps	– 0	–	(1,100,995)		– 0	–	(1,100,995)
Interest Rate Swaps	– 0	–	(684,968)		– 0	–	(684,968)
Futures Contracts	(8,481)		– 0	–	– 0	–	(8,481)†
Forward Currency Exchange Contracts	– 0	–	(187,621)		– 0	–	(187,621)
Written Options	– 0	–	(200,738)		– 0	–	(200,738)

Total+	$12,881,534		$121,687,466		$1,096,015		$135,665,015

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument. Other financial instruments may also include options written which are valued at market value.

†	Only variation margin receivable/payable at period end is reported within the statements of assets and liabilities. Cumulative appreciation/depreciation is reported in the portfolio of investments.

+	There were no transfers between Level 1 and Level 2 during the reporting period.

^	The Fund held securities with zero market value at period end.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value. The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instrument was transferred at the beginning of the reporting period.

	Collateralized Mortgage Obligations		Emerging Markets - Treasuries		Commercial Mortgage- Backed Securities		Asset- Backed Securities
Balance as of 10/31/11	$1,380,355		$403,962		$276,033		$1,456,579
Accrued discounts/ (premiums)	(482)		357		– 0	–	246
Realized gain (loss)	(325,684)		(8,293)		(4,200)		(353,373)
Change in unrealized appreciation/depreciation	502,859		44,772		9,469		463,922
Purchases	389		– 0	–	– 0	–	– 0	–
Sales	(1,153,394)		(199,602)		(100,800)		(1,463,719)
Settlements	– 0	–	– 0	–	– 0	–	– 0	–
Reclassification	(14,714)		– 0	–	– 0	–	14,714
Transfers into Level 3	– 0	–	– 0	–	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–	– 0	–	– 0	–

Balance as of 10/31/12+	$389,329		$241,196		$180,502		$118,369

Net change in unrealized appreciation/depreciation from investments held as of 10/31/12	$82,584		$40,469		$4,970		$7,375

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	37

Notes to Financial Statements

	Options Purchased - Puts			Bank Loans^			Common Stocks^			Options Purchased - Calls			Credit Default Swaps
Balance as of 10/31/11		$530,255			$2,020,562		$	– 0	–		$8,075			$117,080
Accrued discounts/ (premiums)		– 0	–		17,501			– 0	–		– 0	–		– 0	–
Realized gain (loss)		– 0	–		(99,222)			– 0	–		– 0	–		195,738
Change in unrealized appreciation/depreciation		– 0	–		176,925			– 0	–		– 0	–		(117,080)
Purchases		– 0	–		– 0	–		– 0	–		– 0	–		– 0	–
Sales		– 0	–		(2,115,766)			– 0	–		– 0	–		– 0	–
Settlements		– 0	–		– 0	–		– 0	–		– 0	–		(195,738)
Reclassification		– 0	–		– 0	–		– 0	–		– 0	–		– 0	–
Transfers into Level 3		– 0	–		– 0	–		– 0	–		– 0	–		– 0	–
Transfers out of Level 3		(530,255)			– 0	–		– 0	–		(8,075)			– 0	–

Balance as of 10/31/12+	$	– 0	–	$	– 0	–	$	– 0	–	$	– 0	–	$	– 0	–

Net change in unrealized appreciation/depreciation from investments held as of 10/31/12	$	– 0	–		$(1,323)					$	– 0	–	$	– 0	–

	Total Return Swaps		Variance Swaps			Written Options			Unfunded Loan Commitment
Balance as of 10/31/11	$16,448			$95,934			$(1,304,476)			$(23,749)
Accrued discounts/ (premiums)	– 0	–		– 0	–		– 0	–		– 0	–
Realized gain (loss)	1,081,868			45,694			– 0	–		(5,250)
Change in unrealized appreciation/depreciation	150,171			(95,934)			– 0	–		23,749
Purchases	– 0	–		– 0	–		– 0	–		(57,750)
Sales	– 0	–		– 0	–		– 0	–		63,000
Settlements	(1,081,868)			(45,694)			– 0	–		– 0	–
Reclassification	– 0	–		– 0	–		– 0	–		– 0	–
Transfers into Level 3	– 0	–		– 0	–		– 0	–		– 0	–
Transfers out of Level 3	– 0	–		– 0	–		1,304,476			– 0	–

Balance as of 10/31/12+	$166,619		$	– 0	–	$	– 0	–	$	– 0	–

Net change in unrealized appreciation/depreciation from investments held as of 10/31/12	$80,878		$	– 0	–	$	– 0	–	$	– 0	–

38	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Notes to Financial Statements

	Total
Balance as of 10/31/11	$4,977,058
Accrued discounts/ (premiums)	17,622
Realized gain (loss)	527,278
Change in unrealized appreciation/ depreciation	1,158,853
Purchases	(57,361)
Sales	(4,970,281)
Settlements	(1,323,300)
Reclassification	– 0	–
Transfers into Level 3	– 0	–
Transfers out of Level 3	766,146

Balance as of 10/31/12+	$1,096,015

Net change in unrealized appreciation/depreciation from investments held as of 10/31/12	$214,953	**

**	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments and other financial instruments in the accompanying statement of operations.

^	The Fund held securities with zero market value at period end.

+	There were de minimis transfers under 1% of net assets during the reporting period.

The following presents information about significant unobservable inputs related to the Fund’s Level 3 investments at October 31, 2012:

	Quantitative Information about Level 3 Fair Value Measurements
	Fair Value at 10/31/2012	Valuation Technique	Unobservable Input	Range
Collateralized Mortgage Obligations	$389,329	Third Party Vendor	Evaluated Quotes	$56.43-$74.82
Emerging Markets - Treasuries	$241,196	Indicative Market Quotations	Broker Quote	$3.01
Commercial Mortgage-Backed Securities	$180,502	Third Party Vendor	Evaluated Quotes	$95.00
Asset-Backed Securities	$114,346	Third Party Vendor	Evaluated Quotes	$93.12
	$4,023	Qualitative Assessment		$0.25-$2.19
Total Return Swaps	$166,619	Internal Model	BARCLAYS Index	264.06-1,744.02
Bank Loans	$0.00	Qualitative Assessment		$0.00
Common Stocks	$0.00	Qualitative Assessment		$0.00
Asset-Backed Securities	$0.00	Qualitative Assessment		$0.00

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	39

Notes to Financial Statements

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable comfort over the accuracy of prices including: 1) periodic vendor due diligence meetings, review methodologies, developments, process at vendors, 2) daily compare of security valuation versus prior day for all fixed income securities that exceed established thresholds, 3) monthly multi-source pricing compares, reviewed and submitted to the Committee, and 4) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, there are several processes outside of the pricing process that are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies,

40	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Notes to Financial Statements

currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among various share classes based on their respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	41

Notes to Financial Statements

8. Repurchase Agreements

It is the Fund’s policy that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities is sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to seller of the security, realization of collateral by the Fund may be delayed or limited. As of October 31, 2012, the Fund did not hold repurchase agreements.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to .90%, 1.60%, 1.60%, .60%, 1.10%, .85% and .60% of the daily average net assets for the Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. This waiver extends through October 31, 2013 and then may be extended by the Adviser for additional one-year terms. For the year ended October 31, 2012, such reimbursement amounted to $545,026.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended October 31, 2012, the reimbursement for such services amounted to $65,274.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. The compensation retained by ABIS amounted to $34,652 for the year ended October 31, 2012.

For the year ended October 31, 2012, there was no reduction for the expenses of Class A, Class B, Class C and Advisor Class shares under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $5,044 from the sale of Class A shares and received $319, $788 and $555 in contingent deferred sales charges imposed upon redemption by shareholders of Class A, Class B and Class C shares, respectively, for the year ended October 31, 2012.

42	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Notes to Financial Statements

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the year ended October 31, 2012 is as follows:

Market Value October 31, 2011 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value October 31, 2012 (000)	Dividend Income (000)
$ 6,403	$273,515	$267,193	$12,725	$12

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operation, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $8,353,638, $2,019,013, $35,491 and $12,987 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal period for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2012, were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$34,998,338	$68,936,033
U.S. government securities	36,410,922	43,026,090

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	43

Notes to Financial Statements

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency contracts, futures contracts and swap contracts) are as follows:

Cost	$135,961,035

Gross unrealized appreciation	$2,049,290
Gross unrealized depreciation	(1,438,283)

Net unrealized appreciation	$611,007

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purpose”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended October 31, 2012, the Fund held foreign-currency contracts for hedging and non-hedging purposes.

•	Futures Contracts

The Fund may buy or sell futures contracts for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures

44	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Notes to Financial Statements

contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counter party to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. The guarantee is supported by a daily payment system (i.e., margin requirements). When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended October 31, 2012, the Fund held future contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	45

Notes to Financial Statements

increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

The Fund may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

During the year ended October 31, 2012, the Fund held purchased swaptions for hedging and non-hedging purposes.

During the year ended October 31, 2012, the Fund held purchased options for hedging and non-hedging purposes.

During the year ended October 31, 2012, the Fund held written options for hedging and non-hedging purposes.

For the year ended October 31, 2012, the Fund had the following transactions in written options:

	Number of Contracts		Premium
Options written outstanding as of 10/31/11	18,875,602,090		$1,353,782
Options written	26,697,162,076		4,134,077
Options expired	(32,214,933,978)		(595,379)
Options bought back	(12,602,540,188)		(4,471,360)
Options exercised	– 0	–	– 0	–

Options written outstanding as of 10/31/12	755,290,000		$421,120

46	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Notes to Financial Statements

For the year ended October 31, 2012, the Fund had the following transactions in written swaptions:

	Notional Amount		Premium
Swaptions written outstanding as of 10/31/11	16,025,000		$224,865
Swaptions written	123,630,000		564,175
Swaptions expired	(33,380,000)		(253,872)
Swaptions bought back	(85,655,000)		(475,370)
Swaptions exercised	– 0	–	– 0	–

Swaptions written outstanding as of 10/31/12	20,620,000		$59,798

•	Swap Agreements

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures including by making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swap agreements to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap agreement. Swap agreements are privately negotiated in the OTC market and may be executed on a registered financial and commodities exchange (“centrally cleared swaps”).

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. In a centrally cleared swap, while the Fund typically enters into an agreement with a counterparty, performance is guaranteed by the central clearinghouse, reducing or eliminating the Fund’s exposure to the credit risk of the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swap contracts

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	47

Notes to Financial Statements

on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended October 31, 2012, the Fund held interest rate swap contracts for hedging and non-hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap agreement, the Fund receives/(pays) fixed payments from/(to) the respective

48	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Notes to Financial Statements

counterparty, calculated at the agreed upon interest rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap agreement, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap contract (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

During the year ended October 31, 2012, the Fund held credit default swap contracts for hedging and non-hedging purposes.

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose its investment. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/ performance risk and typically reflect the market’s assessment of the likelihood of default by the issuer on the referenced obligation. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced entity’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

At October 31, 2012, the Fund had Sale Contracts outstanding with Maximum Payout Amounts aggregating $68,580,000 with net unrealized appreciation of $815,684 and ranging from a term of 4 to 5 years, as reflected in the portfolio of investments.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swap agreements entered into by the Fund for the same reference obligation with the same counterparty.

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	49

Notes to Financial Statements

Total Return Swaps:

The Fund may enter into total return swaps in order take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the year ended October 31, 2012, the Fund held total return swaps for non-hedging purposes.

Variance Swaps:

The Fund may enter into variance swaps to hedge equity market risk or adjust exposure to the equity markets. Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on underlying asset(s) or index(es). Actual “variance” as used here is defined as the sum of the square of the returns on the reference asset(s) or index(es) (which in effect is a measure of its “volatility”) over the length of the contract term. So the parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility.

During the year ended October 31, 2012, the Fund held variance swaps for non-hedging purposes.

Documentation governing the Fund’s OTC derivatives may contain provisions for early termination of such transaction in the event the net assets of the Fund decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Fund’s counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. As of October 31, 2012, the Fund had OTC derivatives with contingent features in net liability positions in the amount of $442,585. The fair value of assets pledged as collateral by the Fund for such derivatives was $775,935 at October 31, 2012. If a trigger event had occurred at October 31, 2012, for those derivatives in a net liability position, $125,760 would be required to be posted by the Fund.

Centrally Cleared Swaps:

At the time the Fund enters into a centrally cleared swap contract, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract.

50	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Notes to Financial Statements

Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded swap contracts is generally less than privately negotiated swap contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded swap contract, provides a guarantee of performance. The guarantee is supported by a daily payment system (i.e., margin requirements). When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

At October 31, 2012 the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Unrealized appreciation of interest rate swap contracts	$173,938		Unrealized depreciation of interest rate swap contracts	$684,968

	Receivable for variation margin on centrally cleared swap contracts	3,923	*	Payable for variation margin on futures contracts	8,481	*
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	41,415		Unrealized depreciation of forward currency exchange contracts	187,621

	Investment in securities, at value	160,945		Options written, at value	160,945

Credit contracts	Unrealized appreciation of credit default swap contracts	889,881		Unrealized depreciation of credit default swap contracts	1,100,995

				Options written, at value	39,793

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	51

Notes to Financial Statements

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Unrealized appreciation of total return swap contracts	166,619

Total		$1,436,721		$2,182,803

The effect of derivative instruments on the statement of operations for the year ended October 31, 2012:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain/(loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	$2,948,090	$324,791

	Net realized gain/(loss) on centrally cleared swap contracts; Net change in unrealized appreciation/depreciation of centrally cleared swap contracts	0	3,923

	Net realized gain/(loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	369,169	(17,236)

	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation of investment transactions	(244,400)	(17,970)

	Net realized gain/(loss) on options written; Net change in unrealized appreciation/depreciation of options written	(849,769)	830,822

52	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Notes to Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain/(loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$162,314	$404,065

	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation of investment transactions	(633,993)	102,577

	Net realized gain/(loss) on options written; Net change in unrealized appreciation/depreciation of options written	417,308	54,910

Credit contracts	Net realized gain/(loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	(1,231,694)	1,482,650

	Net realized gain/(loss) on options written; Net change in unrealized appreciation/depreciation of options written	157,382	20,005

Equity contracts	Net realized gain/(loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	907,045	641

	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investment transactions	(2,088,546)	147,356

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	53

Notes to Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
	Net realized gain/(loss) on options written; Net change in unrealized appreciation/depreciation of options written	1,363,149	(60,070)

Total		$1,276,055	$3,276,464

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivative contracts are reported in the portfolio of investments.

Centrally Cleared Swap Contracts:
Average notional amount of buy contracts	$3,858,117	(a)
Average notional amount of sale contracts	$1,775,702	(a)

Credit Default Swap Contracts:
Average notional amount of buy contracts	$64,112,108
Average notional amount of sale contracts	$54,068,254

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$4,109,535
Average principal amount of sale contracts	$17,972,333

Futures Contracts:
Average original value of buy contracts	$3,851,095	(b)
Average original value of sale contracts	$5,984,480

Interest Rate Swap Contracts:
Average notional amount of buy contracts	$160,621,595
Average notional amount of sale contracts	$48,655,511	(c)

Total Return Swap Contracts:
Average notional amount of buy contracts	$62,733,234

Purchased Options Contracts:
Average monthly cost	$631,088

Variance Swap Contracts:
Average notional amount of sale contracts	$373,305	(d)

(a)	Positions were open two months during the year
(b)	Positions were open seven months during the year
(c)	Positions were open eleven months during the year
(d)	Positions were open five months during the year

2. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment

54	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Notes to Financial Statements

opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having at least equal to the repurchase price. As of October 31, 2012, the Fund did not hold reverse repurchase agreements.

4. Loan Participations and Assignments

The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or by buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). A loan is often administered by a bank or other financial institution (the “Lender”) that acts as agent for all holders. The agent administers the terms of the loan as specified in the loan agreement. When investing in Participations, the Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. In addition, when investing in Participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender and only upon receipt of payments by the Lender from the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender. When the Fund purchases Assignments from Lenders, it will typically acquire direct rights against the borrower on the loan. These loans may include participations in “bridge loans”, which are loans taken out by borrowers for a short period (typically less than six months) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high-yield bonds issued for the purpose of acquisitions. The Fund may also participate in unfunded loan commitments, which are contractual obligations for investing in future Participations, and receive a commitment fee based on the amount of the commitment. Under these arrangements, the Fund will receive a fixed rate commitment fee and, if and to the extent the borrower borrows under the facility, the Fund may receive an additional funding fee.

Unfunded loan commitments and funded loans are marked to market daily.

As of October 31, 2012, the Fund had no unfunded loan commitments outstanding or bridge loan commitments outstanding.

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	55

Notes to Financial Statements

For the year ended October 31, 2012, the Fund received commitment fees or additional funding fees during the year in the amount of $3,042.

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2012	Year Ended October 31, 2011

Class A
Shares sold	2,900,248	783,885	$25,850,119	$6,650,837

Shares issued in reinvestment of dividends	36,960	91,121	320,601	772,726

Shares converted from Class B	64,871	110,417	572,822	936,585

Shares redeemed	(1,970,095)	(1,335,671)	(17,372,910)	(11,353,594)

Net increase (decrease)	1,031,984	(350,248)	$9,370,632	$(2,993,446)

Class B
Shares sold	19,858	56,502	$171,644	$476,939

Shares issued in reinvestment of dividends	1,399	6,585	12,077	55,898

Shares converted to Class A	(64,807)	(110,294)	(572,822)	(936,585)

Shares redeemed	(63,165)	(104,463)	(555,507)	(888,139)

Net decrease	(106,715)	(151,670)	$(944,608)	$(1,291,887)

Class C
Shares sold	461,268	283,475	$4,081,609	$2,402,382

Shares issued in reinvestment of dividends	6,074	22,716	52,471	192,699

Shares redeemed	(384,148)	(503,324)	(3,311,006)	(4,267,148)

Net increase (decrease)	83,194	(197,133)	$823,074	$(1,672,067)

Advisor Class
Shares sold	3,164,578	4,888,073	$28,109,994	$41,490,850

Shares issued in reinvestment of dividends	69,141	43,273	600,334	366,650

Shares redeemed	(5,659,685)	(808,436)	(49,998,680)	(6,881,229)

Net increase (decrease)	(2,425,966)	4,122,910	$(21,288,352)	$34,976,271

56	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Notes to Financial Statements

	Shares				Amount
	Year Ended October 31, 2012		Year Ended October 31, 2011		Year Ended October 31, 2012			Year Ended October 31, 2011
Class R
Shares sold	36,545		60,406			$317,450			$507,622

Shares issued in reinvestment of dividends	1,359		2,152			11,796			18,193

Shares redeemed	(15,283)		(18,589)			(132,400)			(156,628)

Net increase	22,621		43,969			$196,846			$369,187

Class K
Shares sold	255		232			$2,285			$1,971

Shares issued in reinvestment of dividends	123		496			1,058			4,209

Shares redeemed	(9,707)		(10,399)			(85,332)			(88,085)

Net decrease	(9,329)		(9,671)			$(81,989)			$(81,905)

Class I
Shares sold	– 0	–	– 0	–	$	– 0	–	$	– 0	–

Shares redeemed	– 0	–	– 0	–		– 0	–		– 0	–

Net increase	– 0	–	– 0	–	$	– 0	–	$	– 0	–

For the years ended October 31, 2012 and October 31, 2011, a third party vendor reimbursed the Fund $194 and $189, respectively, for losses incurred due to a trade entry error. This amount is presented in the Fund’s statement of changes in net assets. Neither the Fund nor its affiliates were involved in the proceedings or the calculation of the payment.

NOTE F

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	57

Notes to Financial Statements

many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s investments in securities denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Fund to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. The use of derivative instruments by the Fund, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum

58	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Notes to Financial Statements

exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $140 million revolving credit facility (the “Facility”) intended to provide for short-term financing if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended October 31, 2012.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, 2012 and October 31, 2011 were as follows:

	2012	2011
Distributions paid from:
Ordinary income	1,272,478	3,167,511

Total taxable distributions paid	1,272,478	3,167,511

As of October 31, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$4,467,459
Accumulated capital and other losses	(3,888,649	)(a)
Unrealized appreciation/(depreciation)	(919,802	)(b)

Total accumulated earnings/(deficit)	$(340,992	)(c)

(a)

On October 31, 2012, the Fund had a net capital loss carryforward of $3,613,858. During the fiscal year, the Fund utilized $2,883,881 of capital loss carryforwards to offset current year net realized gains. As of October 31, 2012, the cumulative deferred loss on straddles was $274,791.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the difference between book and tax amortization methods for premium, the tax treatment of swaps, and the realization for tax purposes of gains/losses on certain derivative instruments.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to the tax treatment of interest on defaulted securities and dividends payable.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	59

Notes to Financial Statements

beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of October 31, 2012, the Fund had a net capital loss carryforward of $3,613,858 which will expire as follows:

Short-Term Amount	Long-Term Amount	Expiration
$ 1,247,219	n/a	2017
1,053,051	n/a	2018
1,313,588	n/a	2019

During the current fiscal year, permanent differences primarily due to foreign currency reclassifications, the tax treatment of swaps, options, and futures, and reclassifications of consent fees and paydown gains/losses resulted in a net increase in undistributed net investment income and a net increase in accumulated net realized loss on investment and foreign currency transactions. These reclassifications had no effect on net assets.

NOTE I

New Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued an Accounting Standard Update (“ASU”) related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

60	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended October 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 8.33	$ 8.50	$ 8.10	$ 7.39	$ 9.02

Income From Investment Operations
Net investment income(a)	.11	(b)	.25	(b)	.24	.32	.36
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.76	(.13)	.39	.71	(1.63)
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	.87	.12	.63	1.03	(1.27)

Less: Dividends and Distributions
Dividends from net investment income	(.11)	(.29)	(.23)	(.28)	(.36)
Tax return of capital	– 0	–	– 0	–	– 0	–	(.04)	– 0	–

Total dividends and distributions	(.11)	(.29)	(.23)	(.32)	(.36)

Net asset value, end of period	$ 9.09	$ 8.33	$ 8.50	$ 8.10	$ 7.39

Total Return
Total investment return based on net asset value(d)	10.49	%*	1.37	%*	7.88	%*	14.45	%*	(14.57	)%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$51,931	$38,970	$42,733	$46,138	$39,639
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.90	%(e)	.90%	.90	%(f)	.90%	.90%
Expenses, before waivers/reimbursements	1.45%	1.44%	1.55	%(f)	1.69%	1.65%
Expenses, before waivers/reimbursements excluding interest expense	1.44%	1.44%	1.55	%(f)	1.69%	1.65%
Net investment income	1.31	%(b)	2.98	%(b)	2.83	%(f)	4.24%	4.13%
Portfolio turnover rate	128%	78%	54%	86%	81%

See footnote summary on page 68.

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	61

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class B
Year Ended October 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 8.34	$ 8.51	$ 8.11	$ 7.40	$ 9.03

Income From Investment Operations
Net investment income(a)	.07	(b)	.17	(b)	.18	.26	.30
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.75	(.11)	.39	.72	(1.64)
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	.82	.06	.57	.98	(1.34)

Less: Dividends and Distributions
Dividends from net investment income	(.06)	(.23)	(.17)	(.23)	(.29)
Tax return of capital	– 0	–	– 0	–	– 0	–	(.04)	– 0	–

Total dividends and distributions	(.06)	(.23)	(.17)	(.27)	(.29)

Net asset value, end of period	$ 9.10	$ 8.34	$ 8.51	$ 8.11	$ 7.40

Total Return
Total investment return based on net asset value(d)	9.85	%*	0.66	%*	7.13	%*	13.65	%*	(15.15	)%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,774	$2,515	$3,856	$6,226	$13,666
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.60	%(e)	1.60%	1.60	%(f)	1.60%	1.60%
Expenses, before waivers/reimbursements	2.20%	2.21%	2.30	%(f)	2.49%	2.41%
Expenses, before waivers/reimbursements excluding interest expense	2.20%	2.21%	2.30	%(f)	2.49%	2.41%
Net investment income	.77	%(b)	2.06	%(b)	2.15	%(f)	3.66%	3.43%
Portfolio turnover rate	128%	78%	54%	86%	81%

See footnote summary on page 68.

62	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Year Ended October 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 8.33	$ 8.50	$ 8.10	$ 7.40	$ 9.02

Income From Investment Operations
Net investment income(a)	.06	(b)	.19	(b)	.18	.26	.29
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.77	(.13)	.39	.71	(1.61)
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	.83	.06	.57	.97	(1.32)

Less: Dividends and Distributions
Dividends from net investment income	(.06)	(.23)	(.17)	(.23)	(.30)
Tax return of capital	– 0	–	– 0	–	– 0	–	(.04)	– 0	–

Total dividends and distributions	(.06)	(.23)	(.17)	(.27)	(.30)

Net asset value, end of period	$ 9.10	$ 8.33	$ 8.50	$ 8.10	$ 7.40

Total Return
Total investment return based on net asset value(d)	9.99	%*	0.66	%*	7.13	%*	13.50	%*	(15.05	)%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$13,128	$11,332	$13,236	$14,376	$11,245
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.60	%(e)	1.60%	1.60	%(f)	1.60%	1.60%
Expenses, before waivers/reimbursements	2.17%	2.15%	2.26	%(f)	2.39%	2.36%
Expenses, before waivers/reimbursements excluding interest expense	2.16%	2.15%	2.26	%(f)	2.39%	2.36%
Net investment income	.63	%(b)	2.27	%(b)	2.13	%(f)	3.53%	3.44%
Portfolio turnover rate	128%	78%	54%	86%	81%

See footnote summary on page 68.

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	63

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Year Ended October 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 8.33	$ 8.49	$ 8.09	$ 7.39	$ 9.02

Income From Investment Operations
Net investment income(a)	.14	(b)	.32	(b)	.26	.32	.38
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.76	(.17)	.39	.72	(1.63)
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	.90	.15	.65	1.04	(1.25)

Less: Dividends and Distributions
Dividends from net investment income	(.14)	(.31)	(.25)	(.30)	(.38)
Tax return of capital	– 0	–	– 0	–	– 0	–	(.04)	– 0	–

Total dividends and distributions	(.14)	(.31)	(.25)	(.34)	(.38)

Net asset value, end of period	$ 9.09	$ 8.33	$ 8.49	$ 8.09	$ 7.39

Total Return
Total investment return based on net asset value(d)	10.86	%*	1.79	%*	8.21	%*	14.64	%*	(14.31	)%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$28,989	$46,740	$12,660	$12,255	$3,756
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.60	%(e)	.60%	.60	%(f)	.60%	.60%
Expenses, before waivers/reimbursements	1.15%	1.14%	1.23	%(f)	1.28%	1.33%
Expenses, before waivers/reimbursements excluding interest expense	1.14%	1.14%	1.23	%(f)	1.28%	1.33%
Net investment income	1.61	%(b)	3.81	%(b)	3.14	%(f)	4.39%	4.42%
Portfolio turnover rate	128%	78%	54%	86%	81%

See footnote summary on page 68.

64	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Year Ended October 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 8.31	$ 8.47	$ 8.07	$ 7.37	$ 8.99

Income From Investment Operations
Net investment income(a)	.10	(b)	.25	(b)	.22	.30	.34
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.76	(.14)	.39	.70	(1.62)
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	.86	.11	.61	1.00	(1.28)

Less: Dividends and Distributions
Dividends from net investment income	(.10)	(.27)	(.21)	(.26)	(.34)
Tax return of capital	– 0	–	– 0	–	– 0	–	(.04)	– 0	–

Total dividends and distributions	(.10)	(.27)	(.21)	(.30)	(.34)

Net asset value, end of period	$ 9.07	$ 8.31	$ 8.47	$ 8.07	$ 7.37

Total Return
Total investment return based on net asset value(d)	10.37	%*	1.29	%*	7.68	%*	14.12	%*	(14.65	)%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,156	$871	$516	$364	$252
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.10	%(e)	1.10%	1.10	%(f)	1.10%	1.10%
Expenses, before waivers/reimbursements	1.84%	1.84%	1.88	%(f)	1.96%	1.88%
Expenses, before waivers/reimbursements excluding interest expense	1.83%	1.84%	1.88	%(f)	1.96%	1.88%
Net investment income	1.09	%(b)	2.98	%(b)	2.61	%(f)	4.02%	3.98%
Portfolio turnover rate	128%	78%	54%	86%	81%

See footnote summary on page 68.

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	65

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Year Ended October 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 8.34	$ 8.50	$ 8.10	$ 7.39	$ 9.00

Income From Investment Operations
Net investment income(a)	.15	(b)	.24	(b)	.23	.32	.38
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.73	(.11)	.41	.71	(1.63)
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	.88	.13	.64	1.03	(1.25)

Less: Dividends and Distributions
Dividends from net investment income	(.12)	(.29)	(.24)	(.28)	(.36)
Tax return of capital	– 0	–	– 0	–	– 0	–	(.04)	– 0	–

Total dividends and distributions	(.12)	(.29)	(.24)	(.32)	(.36)

Net asset value, end of period	$ 9.10	$ 8.34	$ 8.50	$ 8.10	$ 7.39

Total Return
Total investment return based on net asset value(d)	10.58	%*	1.54	%*	8.00	%*	14.45	%*	(14.28	)%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$46	$120	$205	$25	$21
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.85	%(e)	.85%	.85	%(f)	.85%	.85%
Expenses, before waivers/reimbursements	1.48%	1.50%	1.29	%(f)	1.68%	1.53%
Expenses, before waivers/reimbursements excluding interest expense	1.47%	1.50%	1.29	%(f)	1.68%	1.53%
Net investment income	1.78	%(b)	2.78	%(b)	2.73	%(f)	4.29%	4.02%
Portfolio turnover rate	128%	78%	54%	86%	81%

See footnote summary on page 68.

66	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Year Ended October 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 8.31	$ 8.48	$ 8.08	$ 7.38	$ 9.00

Income From Investment Operations
Net investment income(a)	.14	(b)	.28	(b)	.26	.34	.38
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.77	(.14)	.40	.70	(1.62)
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	.91	.14	.66	1.04	(1.24)

Less: Dividends and Distributions
Dividends from net investment income	(.14)	(.31)	(.26)	(.30)	(.38)
Tax return of capital	– 0	–	– 0	–	– 0	–	(.04)	– 0	–

Total dividends and distributions	(.14)	(.31)	(.26)	(.34)	(.38)

Net asset value, end of period	$ 9.08	$ 8.31	$ 8.48	$ 8.08	$ 7.38

Total Return
Total investment return based on net asset value(d)	11.02	%*	1.69	%*	8.26	%*	14.69	%*	(14.21	)%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10	$9	$10	$9	$8
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.60	%(e)	.60%	.60	%(f)	.60%	.60%
Expenses, before waivers/reimbursements	1.14%	1.17%	1.18	%(f)	1.25%	1.28%
Expenses, before waivers/reimbursements excluding interest expense	1.13%	1.17%	1.18	%(f)	1.25%	1.28%
Net investment income	1.65	%(b)	3.35	%(b)	3.13	%(f)	4.57%	4.45%
Portfolio turnover rate	128%	78%	54%	86%	81%

See footnote summary on page 68.

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	67

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Excludes net interest expense of .01%.

(f)	The ratio includes expenses attributable to costs of proxy solicitation.

*	Includes the impact of proceeds received and credited to the Fund resulting from the class action settlements, which enhanced the performance of each share class for the years ended October 31, 2012, October 31, 2011, October 31, 2010, October 31, 2009 and October 31, 2008, by 0.01%, 0.08%, 0.55%, 0.57% and 0.81%, respectively.

See notes to financial statements.

68	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors

and Shareholders of the AllianceBernstein Unconstrained Bond Fund

We have audited the accompanying statement of assets and liabilities of AllianceBernstein Unconstrained Bond Fund, Inc. (the “Fund”), including the portfolio of investments, as of October 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Unconstrained Bond Fund, Inc. at October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 27, 2012

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	69

Report of Independent Registered Public Accounting Firm

2012 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended October 31, 2012.

For foreign shareholders, 17.44% of ordinary income dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2013.

70	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

2012 Federal Tax Information

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) D. James Guzy(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Marshall C. Turner, Jr.(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Paul J. DeNoon(2), Vice President

Joel J. McKoan(2), Vice President

Michael L. Mon(2), Vice President

Douglas J. Peebles(2) , Vice President

Matthew S. Sheridan(2) , Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Stephen M. Woetzel, Controller

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

40 Water Street

Boston, MA 02109

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein

Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Global Fixed Income Investment Team and the Global Credit Investment Team. Messrs. DeNoon, McKoan, Mon, Peebles and Sheridan are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	71

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
INTERESTED DIRECTOR
Robert M. Keith, † 1345 Avenue of the Americas New York, NY 10105 52 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”),** and the head of AllianceBernstein Investments, Inc. (“ABI”),** since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	101	None

72	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Management of the Fund

NAME, ADDRESS*, AGE, (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS
William H. Foulk, Jr., #, ## Chairman of the Board 80 (1995)	Investment Adviser and an Independent Consultant since prior to 2007. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983 and has been Chairman of the AllianceBernstein Funds and of the Independent Directors Committee of such Funds since 2003. He is also active in a number of mutual fund related organizations and committees.	101	None

John H. Dobkin, # 70 (1995)	Independent Consultant since prior to 2007. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002, Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	101	None

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	73

Management of the Fund

NAME, ADDRESS*, AGE, (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Michael J. Downey, # 68 (2005)	Private Investor since prior to 2007. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director of two other registered investment companies (and Chairman of one of them).	101	Asia Pacific Fund, Inc. and The Merger Fund since prior to 2007 and Prospect Acquisition Corp. (financial services) from 2007 until 2009

D. James Guzy, # 76 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2007. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	101	Cirrus Logic Corporation (semi-conductors) and PLX Technology (semi-conductors) since prior to 2007 and Intel Corporation (semi-conductors) since prior to 2007 until 2008

74	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Management of the Fund

NAME, ADDRESS*, AGE, (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Nancy P. Jacklin, # 64 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	101	None

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	75

Management of the Fund

NAME, ADDRESS*, AGE, (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Garry L. Moody, # 60 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services. He is also a member of the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committee, of the AllianceBernstein Funds since 2008.	101	None

76	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Management of the Fund

NAME, ADDRESS*, AGE, (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Marshall C. Turner, Jr., # 71 (2005)	Private Investor since prior to 2007. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2005, and President and CEO, 2005-2006, after the company was acquired and renamed Toppan Photomasks, Inc. He has extensive experience in venture capital investing including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of a number of education and science-related non-profit organizations. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1992.	101	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since prior to 2007

Earl D. Weiner, # 73 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of the Funds.	101	None

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	77

Management of the Fund

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

†	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

##	Member of the Fair Value Pricing Committee.

78	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 52	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 67	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Paul J. DeNoon 50	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2007.

Joel J. McKoan 54	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2007.

Michael L. Mon 43	Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2007.

Douglas J. Peebles 47	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2007.

Matthew S. Sheridan 37	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2007.

Emilie D. Wrapp 57	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2007.

Joseph J. Mantineo 53	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2007.

Stephen M. Woetzel 41	Controller	Vice President of ABIS**, with which he has been associated since prior to 2007.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (SAI) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	79

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and The AllianceBernstein Unconstrained Bond Fund2 (the “Fund”),3 prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b)

1	The information in the fee evaluation was completed on October 25, 2012 and discussed with the Board of Directors on November 6-8, 2012.

2	Prior to February 3, 2011, the Fund was known as AllianceBernstein Diversified Yield Fund, Inc.

3	Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Fund.

80	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”4

ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.5 Also shown are the Fund’s net assets on September 30, 2012.

Category	Advisory Fee Based on the Fund’s Average Daily Net Assets	September 30, 2012 Net Assets ($MM)
High Income	50 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	$123.2

The Fund’s Investment Advisory Agreement provides for the Adviser to be reimbursed for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $74,692 (0.08% of the Fund’s average daily net assets) for providing such services.

The Adviser has agreed to waive that portion of its advisory fees and/or reimburse the Fund for that portion of the Fund’s total operating expenses to the degree necessary to limit the Fund’s expense ratio to the amounts set forth below for the Fund’s current fiscal year. The waiver is terminable by the Adviser prior to the Fund’s new prospectus date upon at least 60 days written notice. In addition, set forth below are the gross expense ratios of the Fund, annualized for the most recent semi-annual period:6

Fund	Expense Cap Pursuant to Expense Limitation Undertaking			Gross Expense Ratio (4/30/12)[7]		Fiscal Year End
Unconstrained Bond Fund, Inc.	Advisor Class A Class B Class C Class R Class K Class I	0.60 0.90 1.60 1.60 1.10 0.85 0.60	% % % % % % %	1.11 1.42 2.16 2.13 1.80 1.45 1.09	% % % % % % %	October 31

4	Jones v. Harris at 1427.

5	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

6	Semi-annual total expense ratios are unaudited.

7	Annualized.

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	81

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing some of these services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Fund.8 In addition to the AllianceBernstein Institutional

8	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

82	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AllianceBernstein Institutional fee schedule been applicable to the Fund versus the Fund’s advisory fee based on September 30, 2012 net assets.9

Fund	Net Assets 9/30/12 ($MM)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee (%)	Fund Advisory Fee (%)
Unconstrained Bond Fund, Inc.	$123.2	Diversified Yield Schedule 40 bp on 1st $50 million 25 bp on the balance Minimum Account Size: $50m	0.411%	0.500%

The Adviser represented that it does not provide any sub-advisory investment services to other investment companies that have a substantially similar investment style as the Fund.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers.10 Lipper’s analysis included the comparison of the Fund’s contractual management fee, estimated at the approximate current asset level of the Fund, to the median of the Fund’s Lipper Expense Group (“EG”)11 and the Fund’s contractual management fee ranking.12

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

9	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

10	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

11	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

12	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that Fund had the lowest effective fee rate in the Lipper peer group.

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	83

Fund	Contractual Management Fee (%)[13]	Lipper Exp. Group Median (%)	Lipper Group Rank
Unconstrained Bond Fund, Inc.	0.500	0.600	1/11

Lipper also compared the Fund’s total expense ratio to the medians of the Fund’s EG and Lipper Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classifications/objective and load type as the subject Fund.

Fund	Expense Ratio (%)[14]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Unconstrained Bond Fund, Inc.[15]	0.902	1.051	2/11	1.014	7/40

Based on this analysis, the Fund has a more favorable ranking on a contractual management fee basis than on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund was negative during calendar year 2011.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship

13	The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers or expense reimbursements made by the Adviser that would effectively reduce the actual effective management fee.
14	Most recently completed fiscal year Class A share total expense ratio.

15	The Fund’s expense ratio, as reported by Lipper, is slightly above or below the Fund’s expense cap due to rounding differences.

84	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent and distribution services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads and contingent deferred sales charges (“CDSC”).

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2011, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $17.0 million for distribution services and educational support (revenue sharing payments).

During the Fund’s most recently completed fiscal year, ABI received from the Fund $2,428, $278,748 and $7,172 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS received $36,001 in net fees from the Fund during the Fund’s most recently completed fiscal year.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

An independent consultant, retained by the Senior Officer, provided the Board of Trustees information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	85

in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously in February 2008, the independent consultant provided the Board of Directors an update of the Deli16 study on advisory fees and various fund characteristics.17 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.18 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $419 billion as of September 30, 2012, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

16	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

17	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

18	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

86	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance rankings19 of the Fund relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)20 for the periods ended July 31, 2012.21

	Fund Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Unconstrained Bond Fund, Inc.
1 year	7.82	6.56	6.13	2/11	11/44
3 year	7.83	9.93	10.04	9/9	31/33
5 year	3.25	6.60	7.21	6/6	27/28
10 year	6.45	7.52	8.25	4/4	20/22

Set forth below are the 1, 3, 5 and 10 year and since inception performance returns of the Fund (in bold)22 versus its benchmarks.23 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.24

	Periods Ending July 31, 2012
	Annualized Performance					Annualized
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Volatility (%)	Sharpe (%)	Risk Period (Year)
Unconstrained Bond Fund, Inc.	7.82	7.83	3.25	6.45	6.34	5.46	0.82	10
Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index	0.07	0.12	0.90	1.85	N/A	0.54	N/A	10
Barclays Capital Global Aggregate Bond Index (USD hedged)	6.94	5.46	5.75	5.05	N/A	2.78	1.11	10
Inception Date: January 9, 1996

19	The performance returns and rankings of the Fund are for the Fund’s Class A shares. The performance returns of the Fund were provided by Lipper.

20	The Fund’s PG is identical to the Fund’s EG. The Fund’s PU is not identical to the Fund’s EU as the criteria for including/excluding a fund from a PU is somewhat different from that of an EU.

21	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the Fund even if a Fund had a different investment classification/objective at a different point in time.

22	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

23	The Adviser provided Fund and benchmark performance return information for periods through July 31, 2012.

24	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	87

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: December 3, 2012

88	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Asset Allocation/Multi-Asset Funds

Dynamic All Market Fund

Emerging Markets Multi-Asset Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Discovery Growth Fund**

Growth Fund

Large Cap Growth Fund

Select US Equity Portfolio

Small Cap Growth Portfolio

U.S. Strategic Research Portfolio

Global & International

Global Thematic Growth Fund

International Discovery Equity Portfolio

International Focus 40 Portfolio

International Growth Fund

Value Funds

Domestic

Core Opportunities Fund

Discovery Value Fund**

Equity Income Fund

Growth & Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Municipal Bond Funds

Arizona Portfolio California Portfolio High Income Portfolio Massachusetts Portfolio Michigan Portfolio Minnesota Portfolio Municipal Bond Inflation Strategy	National Portfolio New Jersey Portfolio New York Portfolio Ohio Portfolio Pennsylvania Portfolio Virginia Portfolio

Intermediate Municipal Bond Funds

Intermediate California Portfolio

Intermediate Diversified Portfolio

Intermediate New York Portfolio

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alternatives

Global Risk Allocation Fund**

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Real Asset Strategy

Unconstrained Bond Fund

Retirement Strategies

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,* which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

*	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

**	Prior to October 8, 2012, Global Risk Allocation Fund was named Balanced Shares. Prior to November 1, 2012, Discovery Growth Fund was named Small/Mid Cap Growth Fund and Discovery Value Fund was named Small/Mid Cap Value Fund.

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	89

AllianceBernstein Family of Funds

NOTES

90	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

NOTES

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	91

NOTES

92	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

UB-0151-1012

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

	Audit Fees	Audit-Related Fees	Tax Fees
2011	$68,000	$295	$17,891
2012	$68,000	$326	$18,795

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

	All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
2011	$693,852	$18,186
		$(295)
		$(17,891)

2012	$717,887	$19,121
		$(326)
		$(18,795)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Unconstrained Bond Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith President

Date:	December 21, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	December 21, 2012

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	December 21, 2012